Exhibit 10.23

ANTEX BIOLOGICS INC.
AND
ROAN/MEYERS ASSOCIATES, L.P.

FORM
OF
REPRESENTATIVE’S OPTION AGREEMENT FOR UNITS

Dated as of      , 2002

     REPRESENTATIVE’S OPTION AGREEMENT FOR UNITS, dated as of      , 2002, between ANTEX BIOLOGICS INC., a Delaware corporation (the “Company”), and ROAN/MEYERS ASSOCIATES, L.P., a New York limited partnership (hereinafter referred to variously as the “Holder” or the “Representative”).

W I T N E S S E T H :

     WHEREAS, the Representative has agreed pursuant to the underwriting agreement (the “Underwriting Agreement”), dated as of the date hereof, among the several underwriters named therein (the “Underwriters”) and the Company, to act as representative of the Underwriters in connection with the Company’s proposed public offering (“Public Offering”) registered under the Securities Act of 1933 (the “Securities Act”) of up to [     ] units (not including units covered by the Underwriters’ over allotment option) (“Public Units”) at a public offering price of $[     ] per Public Unit (the “Public Offering Price”), each Public Unit consisting of (i) one share of the Company’s common stock, par value $0.01 per share (“Common Stock”), and (ii) one Redeemable Common Stock Purchase Warrant (“Redeemable Warrant”); and

     WHEREAS, the Company proposes by this Agreement to issue to the Representative warrants (“Representative’s Unit Option”) to purchase up to an aggregate of [     ] Public Units (the “Representative’s Units”) at a purchase price of $0.001 per Representative’s Unit; and

     WHEREAS, the Representative’s Units shall be identical to the Public Units and, accordingly, shall entitle the Representative to purchase (i) one share of Common Stock (“Representative’s Share”) and (ii) one Redeemable Warrant (“Representative’s Warrants”) issued pursuant to the Warrant Agreement, dated the date hereof, among the Company,

American Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), and the Representative; and

     WHEREAS, the Representative’s Unit Option to be issued pursuant to this Agreement will be issued on the Closing Date (as such term is defined in the Underwriting Agreement) by the Company to the Representative in consideration for, and as part of the compensation in connection with the Public Offering;

     NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of an aggregate of $[     ], the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Grant. The Holder is hereby granted the right to purchase, at any time from      2003 [one year from the Effective Date] until 5:30 P.M., New York time, on      , 2007 [five years from the Effective Date], up to an aggregate of      Representative’s Units at an initial exercise price (subject to adjustment as provided in Section 8 hereof) of $          per Representative’s Unit (the “Exercise Price”).

     2.     Representative’s Unit Option Certificates. The certificate(s) evidencing the Representative’s Unit Option (the “Representative’s Unit Option Certificate”) shall be in the form set forth in Exhibit A hereto, with such appropriate insertions, omissions and other variations required or permitted by this Agreement. Each Representative’s Unit Option Certificate shall be executed on behalf of the Company by the manual or facsimile signature of the Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Each Representative’s Unit Option

Certificate shall be dated the date of the execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     3.     Exercise of Representative’s Unit Option. Upon surrender at the Company’s principal offices (currently located at 300 Professional Drive, Gaithersburg, MD 20879) of a Representative’s Unit Option Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (in the form of a certified or official bank check in New York Clearing House funds payable to the order of the Company) for the number of Representative’s Units being purchased, the registered holder of a Representative’s Unit Option (“Holder”) shall be entitled to receive, subject to the provisions of Section 9, a certificate or certificates for the Representative’s Shares and Representative’s Warrants so purchased. In the case of the purchase of less than all the Representative’s Units purchasable under the Representative’s Unit Option Certificate, the Company shall cancel the Representative’s Unit Option Certificate upon the surrender thereof and shall execute and deliver a new Representative’s Unit Option Certificate of like tenor for the balance of the Representative’s Units purchasable thereunder.

     4.     Issuance of Certificates. Upon due exercise of the Representative’s Unit Option in accordance with Section 3, the Company shall use its commercially reasonable efforts to issue, or cause its transfer agent of the Warrant Agent to issue, to the Holder within five business dates thereafter a certificates for the number of shares of Common Stock and the number of Redeemable Warrants so purchased, without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof. A Holder alternatively may request that the certificates for the shares of Common Stock and the number of Redeemable Warrants so purchased be issued in such other name or names specified by the

Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     5.     Restriction on Transfer of Representative’s Unit Option. The Representative by its acceptance Representative’s Unit Option, covenants and agrees that the Representative’s Unit Option are being acquired as an investment and not with a view to the distribution thereof; and that the Representative’s Unit Option may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one year from the date hereof, except to officers or partners of the Representative or as permitted by Rule 2710 of the National Association of Securities Dealers (a “Permitted Transferee”). Each Permitted Transfer by its acceptance Representative’s Unit Option, or portion thereof, being so transferred covenants and agrees to be bound by the provisions of this Section 5.

     6.     Registration Rights.

                    Section 6.1. Demand Registration Under the Securities Act of 1933.

                         (a)  If , at any time commencing after      , 2003 [one (1) year from the Effective Date] through and including      , 2007 ([five (5) years from the Effective Date]), (i) the Representative’s Shares, (ii) the Representative’s Warrants, and (iii) the shares of Common Stock issuable upon the exercise of the Representative’s Warrants are not eligible for resale by the holder to the public pursuant to Rule 144 under the Securities Act (collectively, the “Registrable Securities”) or are not registered for resale under the Securities

Act, the Holders of the Representative’s Unit Option and the registered holders of Registrable Securities representing in the aggregate a Majority (as defined below) of the shares of Common Stock directly or indirectly underlying the Representative’s Unit Option shall have the right (which right is in addition to the registration rights under Section 6.2 hereof), exercisable by written notice to the Company, to have the Company, on one occasion, prepare and file, with the Securities and Exchange Commission (the “Commission”), at the Company’s expense, a registration statement for the public resale of the Registrable Securities identified in such written notice (the “Demand Registration Statement”). The term “Majority” shall mean in excess of fifty percent (50%) of the sum of the shares of Common Stock then issuable upon the exercise of the Representative’s Unit Option and the shares of Common Stock then constituting Registrable Securities that are not held by the Company or an affiliate of the Company.

                         (b)  If the registration request received pursuant to paragraph (a) of this Section 6.1 is from less than all of the Holders of the Representative’s Unit Option and the registered holders of the Registrable Securities, the Company covenants and agrees (i) to give to all of the other Holders of the Representative’s Unit Option and the other registered holders of Registrable Securities, within ten days after the date of the receipt of such registration request, written notice of such request and of their right to have Registrable Securities of which they are the registered holder so included and (ii) to include in the Demand Registration Statement the Registrable Securities of any register holder thereof who shall notify the Company within ten (10) days after such notice provided for in clause (i) is given by the Company.

                         (c)  The Company shall not permit the inclusion of any securities other than the Registrable Securities to be included in any registration statement filed pursuant to

Section 6.1 hereof without the prior written consent of the holders of a majority of the Registrable Securities to be included therein.

                    Section 6.2. Piggyback Registration. If, at any time commencing after      , 2002, through and including      , 2007 [five (5) years from the Effective Date], the Registrable Securities are not registered for resale under the Securities Act and the Company proposes to register any of its equity securities under the Securities Act (other than in connection with a merger or pursuant to Form S-8 or similar form), the Company shall give written notice by registered or certified mail, at least 20 days prior to the filing of each such registration statement, to the Representative and to all other Holders of the Representative’s Unit Option and to the registered holders of all other Registrable Securities of its intention to do so. If any Holder of the Representative’s Unit Option or any holder of Registrable Securities within ten days after such notice is given by the Company notifies the Company of its desire to include any Registrable Securities in such proposed registration statement, the Company shall afford each such person the opportunity to have any of such Registrable Securities included in such registration statement. Notwithstanding the provisions of this Section 6.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof. [Add cutback provisions]

                    Section 6.3. Covenants of the Company With Respect to Registration. In connection with any registration under Section 6.1 or 6.2 hereof, the Company covenants and agrees as follows:

                         (a)  The Company shall use commercially reasonable efforts to file a registration statement within 60 days of receipt of any demand therefor in accordance with Section 6.1, shall use commercially reasonable efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Registrable Securities such number of prospectuses as shall reasonably be requested. Notwithstanding the foregoing sentence, the Company shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 6.3(a) if (i) the Company is under contract or other binding legal obligation for a material acquisition, reorganization or divestiture, or (ii) the Company is publicly committed to a self-tender or exchange offer and the filing of a registration statement would cause a violation of Rule 10b-6 under the Securities Exchange Act of 1934, amended (the “Exchange Act”); provided that the Company shall not be entitled to more than three such postponements. In the event of such postponement, the Company shall be required to file the registration statement pursuant to this Section 6.3(a) upon the earlier of (i) the consummation or termination, as applicable, of the event requiring such postponement or (ii) 120 days after the receipt of the initial demand for such registration.

                         (b)  The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with any registration statement filed pursuant to Sections 6.1 or 6.2, including, without limitation, the Company’s legal and accounting fees, printing expenses, and blue sky fees and expenses.

                         (c)  The Company will take all commercially reasonable actions that may be required to register or qualify the Registrable Securities included in a registration statement filed pursuant to Section 6.1 or 6.2 for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the holders thereof; provided that the Company shall not be obligated to execute or file any general consent to service of process, to become obligated to pay taxes or to qualify to do business as a foreign corporation under the laws of any such jurisdiction.

                         (d)  The Company shall indemnify the holder Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriters contained in Section 7 of the Underwriting Agreement.

                         (e)  The holders of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 7 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

                         (f)  If the Registrable Securities are to be sold in an underwritten public offering, the Company shall furnish to each underwriter (i) an opinion of counsel to the Company dated the date of the closing under the underwriting agreement, and (ii) a “cold comfort” letter dated the date of the closing under the underwriting agreement signed by the independent public accountants who have issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities.

                         (g)  The Company shall as soon as practicable after the Effective Date of the registration statement, and in any event within 15 months thereafter, have made “generally available to its security holders” (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

                         (h)  The Company shall deliver promptly any managing underwriters participating in the offering, upon written request, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and shall permit each holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. (“NASD”). Such investigation shall include, as appropriate, access to books, records and properties of the Company and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as shall be reasonably requested.

                         (i)  If the Registrable Securities are to be sold in an underwritten public offering, the Company shall enter into an underwriting agreement with the managing underwriter(s) selected for such underwriting, if any, by the Company. Such underwriting agreement shall be satisfactory in form and substance to the Company, each holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter(s). The holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter(s) shall also be made to and for the benefit of such holders. Such holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter(s), except as they may relate to such holders, their intended methods of distribution, and except for matters related to disclosures with respect to such Holders, contained or required to be contained, in such registration statement under the Securities Act and the rules and regulations thereunder.

     7.     Adjustments to Exercise Price and Number of Securities. The Exercise Price and number of shares of Common Stock (but not the number of Redeemable Warrants) issuable upon the exercise of the Representative’s Unit Option shall be adjusted on the same terms and conditions, and at the same time, as any adjustments in the Exercise Price and number of shares issuable with respect to the Public Warrants pursuant to the terms of the Warrant Agreement.

     8.     Exchange and Replacement of Representative’s Unit Option. Each Representative’s Unit Option is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Representative’s Unit Option of like tenor and date representing in the aggregate the right to purchase the same number of Units as provided in the original Representative’s Unit Option in such denominations as shall be designated by the Holder thereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Representative’s Unit Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Representative’s Unit Option, if mutilated, the Company will make and deliver a new Representative’s Unit Option of like tenor, in lieu thereof.

     9.     Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or fractions of Warrants upon the exercise of the Representative’s Unit Option, it being the intent of the parties that all fractional interests shall be cancelled.

     10.     Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Representative’s Unit Option such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The

Company covenants and agrees that, upon exercise of the Representative’s Unit Option and payment of the Exercise Price therefor, all of the Representative’s Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Representative’s Unit Option shall be outstanding, the Company shall use commercially reasonable efforts to cause the Representative’s Shares to be listed (subject to official notice of issuance) on all securities exchanges or quotation system on which the Common Stock is then listed or quoted.

     11.     Certain Notices to Holders of Representative’s Unit Option. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Representative’s Unit Option, any of the following events shall occur: (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property assets and business as an entirety shall be proposed; then, in any one or more of such events the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     12.     Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (a) if to the registered Holder of the Representative’s Unit Option, to the address of such Holder as shown on the books of the Company; or (b) if to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders. [Add provisions for notice to holders of Registrable Securities for purposes of Section 6.]

     13.     Supplements and Amendments. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any other Holders of Representative’s Unit Option or the holders of any Registrable Securities (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative determine shall not adversely affect the interests of the Holders of Representative’s Unit Option Warrants and the holders of Registrable Securities.

     14.     Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders, the holders of Registrable Securities, successor and assigns of the Company, and the successor and permitted assigns of the Company Holders and the holders of Registrable Securities.

     15.     Termination. This Agreement shall terminate at the close of business on      , 2007. Notwithstanding the foregoing, the indemnification provisions of Section 6 shall survive such termination until the close of business on      , 2010.

     16.     Governing Law; Submission to Jurisdiction. (a) This Agreement and the Representative’s Unit Option issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State without giving effect to the rules of said State governing the conflicts of laws. (b) The Company, the Representative and each other Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Representative and each other Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Representative and the other Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to as provided in Section 12 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. [How do the other Holders become bound by this provision?]

     17.     Entire Agreement: Modification. This Agreement (including the Underwriting Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and, except as provided in Section 13 hereof, may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     18.     Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     19.     Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     20.     Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Representative, any other Holder of the Representative’s Unit Option Shares and the holders of Registrable Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the such persons.

     21.     Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

ANTEX BIOLOGICS INC.

[SEAL]	By:
Name:

Title:

Attest: ______________ Secretary

ROAN/MEYERS ASSOCIATES, L.P.

By: MEYERS/JANSSEN SECURITIES CORP.

Its General Partner

By:
Bruce Meyers President

EXHIBIT A

[FORM OF REPRESENTATIVE’S UNIT OPTION WARRANT CERTIFICATE]

     THE REPRESENTATIVE’S UNIT OPTION WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. THE TRANSFER OR EXCHANGE OF THE REPRESENTATIVE’S UNIT OPTION WARRANT REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE REPRESENTATIVE’S WARRANT AGREEMENT FOR UNITS REFERRED TO HEREIN.

     EXERCISABLE ON OR BEFORE 5:30 P.M., NEW YORK TIME,      , 2007 No. W-

Representative’s Unit Option Warrant

     This Representative’s Unit Option Warrant certifies that Roan/Meyers Associates, LP, or registered assigns, is the registered holder of an option to purchase initially, at any time from      , 2003 until 5:30 p.m. New York time on      , 2007 (“Expiration Date”), up to      [     ] Representative’s Units (the “Warrants”) of Antex Biologics Inc,. a Delaware corporation (the “Company”), at an initial exercise price of $     [120% of the public offering price of the Units], subject to adjustment in certain events (the “Exercise Price”), upon surrender of this Representative’s Unit Option Warrant and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Representative’s Option Agreement for Units dated as of      , 2002

between the Company and Roan/Meyers Associates, LP (the “Representative’s Warrant Agreement”). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company. This Representative’s Unit Option Warrant may not be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time this Representative’s Unit Option Warrant, unless exercised prior thereto, shall thereafter be void. The Representative’s Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of this Representative’s Unit Option Warrant. The Representative’s Warrant Agreement provides that upon the occurrence of certain events the exercise prices and/or number of the Company’s securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new certificate evidencing the adjustment in the exercise price and the number and/or type of securities issuable upon the exercise of the Representative’s Unit Option Warrant; provided, however, that the failure of the Company to issue such new certificate shall not in any way change, alter or otherwise impair, the rights of the holder as set forth in the Representative’s Warrant Agreement. Upon due presentment for registration of transfer of this Representative’s Unit Option Warrant at an office or agency of the Company, a new Representative’s Unit Option Warrant shall be issued to the transferee(s) in exchange for this Representative’s Unit Option Warrant, subject to the limitations provided herein and in the Representative’s Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer. The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Representative’s Unit

Option Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. All terms used in this Representative’s Unit Option Warrant which are defined in the Representative’s Warrant Agreement shall have the meanings assigned to them in the Representative’s Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Representative’s Unit Option Warrant to be duly executed under its corporate seal.

     Dated as of      , 2002.

ANTEX BIOLOGICS INC.

[SEAL]	By:
Name:

Title:

Attest: _______________ Secretary

[FORM OF ELECTION TO PURCHASE]

     The undersigned hereby irrevocably elects to exercise the right, represented by this Representative’s Unit Option Warrant, to purchase       Class Representative’s Units and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of Antex Biologics Inc. in the amount of $     , all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of       whose address is      and that such       Certificate be delivered to      whose address is      . Dated: Signature      (Signature must conform in all respects to name of holder as specified on the face of the Representative’s Unit Option Warrant.)      Insert Social Security or Other Identifying Number of Holder)